UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2026

Date of report (Date of earliest event reported):

INVECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-25553	41-4348617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1603 Capitol Ave

Suite 413 PMB 1777

Cheyenne, WY 82001

(Address of Principal Executive Offices) (Zip Code)

(302) 553-5205

Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2026, Invech Holdings, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Arpita Day (“Day”). Under the terms of the APA, Day has agreed to sell and the Company has agreed to purchase the website and total code of the sports betting platform www.sportypick.com owned by Day (the “Assets”) in exchange for 5,000,000 restricted shares of common stock of the Company (the “Shares”).

The foregoing information is a summary of the APA involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the APA which is attached as exhibit 10.1 to this Current Report on Form 8-K. Readers should review the APA for a complete understanding of the terms and conditions of the transaction described above.

Item 2.01 Completion of Acquisition of Disposition of Assets.

On April 21, 2026, the Company and Day closed the APA described in Item 1.01 above. Pursuant to the closing of the APA, the Assets were transferred to the Company and the Shares were issued to Day. In conjunction with the closing of the APA, the Company created a wholly owned subsidiary, Sporty Pick, Inc., a Nevada corporation.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 and 2.01 is incorporated by reference into this Item 3.02.  The issuance of Shares set forth under Item 2.01 pursuant to the APA were done in reliance on the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended, and/or by Rule 506 of Regulation D promulgated thereunder, as a transaction by an issuer not involving any public offering.

Item 8.01 Other Events.

The Securities and Exchange Commission (the “SEC”) has provided guidance to issuers regarding the use of social media to disclose material non-public information. In this regard, investors and others should note that we may announce material financial information on our on our website, https://invechholdings.com, in addition to SEC filings, press releases, public conference calls and webcasts. We use these channels as well as social media to communicate with the public about our company, our services and other issues. It is possible that the information we post on social media or our website could be deemed to be material information. Therefore, in light of the SEC’s guidance, we encourage investors, the media, and others interested in our company to review the information we post on our website as well as the U.S. social media channel, https://x.com, as follows: https://x.com/invechholdings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement between the Company and Arpita Day dated April 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026

INVECH HOLDINGS, INC.

By:	/s/ Alexander M. Woods-Leo
Name:	Alexander M. Woods-Leo
Title:	Chief Executive Officer

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